EXHIBIT 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of Teekay Corporation (the “Company”) on Form 20-F/A for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Form 20-F/A”), I Vincent Lok, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Form 20-F/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) The information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 6, 2009

By:	/s/ Vincent Lok

Vincent Lok
Executive Vice President and Chief Financial Officer